[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) TOTAL
                         RETURN FUND

                         ANNUAL REPORT o SEPTEMBER 30, 1999

Table of Contents

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 32
Notes to Financial Statements ............................................. 39
Independent Auditors' Report .............................................. 46
MFS' Year 2000 Readiness Disclosure ....................................... 48
Trustees and Officers ..................................................... 49

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

Letter from the Chairman

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    October 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David M. Calabro]
    David M. Calabro

For the 12 months ended September 30, 1999, Class A shares of the Fund provided a total return of 7.06%, Class B shares 6.43%, Class C shares 6.41%, and Class I shares 7.43%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges. For the same period, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stocks total return performance, returned 27.81%. The Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities that excludes mortgage-backed securities, returned -1.62%. According to Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, the average balanced fund returned 12.54% during the period.

Q.  WHAT'S BEHIND THE STOCK MARKET'S STRONG PERFORMANCE OVER THE PAST YEAR?

A. We started out with stocks at a low and a lot of fear driving the market. Fortunately, the Federal Reserve Board lowered interest rates at the end of September 1998 and again in October. That, along with progress overseas, restored investor confidence, and the market took off. Strong economic growth at home kept the market climbing throughout the winter and spring, with large-company growth stocks taking the lead. Value stocks lagged considerably and only rebounded briefly last April and May. Growth stocks moved back into favor during the summer, but gave up some ground late in the period as investors worried about valuation levels, earnings disappointments, a weaker dollar, and the possibility of higher interest rates.

Q.  WHY HAS IT BEEN SUCH A CHALLENGING TIME FOR VALUE STOCKS -- AND THE FUND?

A. Value stocks are usually in mature industries such as energy, financials, and industrials that need to be able to raise prices to grow earnings. Unfortunately, there really hasn't been any pricing flexibility in the economy during the period. So that has hurt the value names. By contrast, growth stocks tend to have proprietary products and high gross margins, so they don't really need price increases. Obviously, a balanced fund like ours -- which typically has about 40% of its assets in fixed-income investments and 60% in stocks -- is going to lag when the stock market is favoring growth stocks. Our Fund also has a value orientation -- a style we've followed for the past 29 years. As a result, we didn't own many top-performing technology stocks during the period. But we did have sizable investments in weaker sectors like financials and electric utilities. We take a long-term approach, however, and stick with our discipline regardless of what's in favor. Over long periods, the returns on growth and value stocks have been very similar.

Q.  WHY DID YOU HOLD ON TO FINANCIALS AND ELECTRIC UTILITIES?

A. We saw good value in financials, especially insurance companies. We focused on companies with strong prospects like Hartford Financial. Here's a solid company with a strong management team and demonstrated earnings growth. Plus, the company looks like a good acquisition candidate in an industry where consolidation seems imminent. The stock has been disappointing lately, but we believe it has strong potential. Chubb is another example of a company with good assets that has struggled because of weak pricing. We think prices will most likely move up, so we held on. By contrast, we trimmed our stake in electric utilities, which had disappointing earnings. Since deregulation is taking longer than expected, we decided there were better opportunities elsewhere.

Q.  WHICH STOCKS WERE AMONG YOUR BEST PERFORMERS DURING THE PERIOD?

A. Some of our best returns came from the energy and telecommunications sectors. Rising oil prices, a promising supply/demand outlook, and industry consolidation helped boost energy stocks. BP Amoco, our largest investment, also did well during the period thanks to synergies from its recent Amos merger and the prospect of new ones from its purchase of ArCo. Our holdings in Mobil, which is being acquired by Exxon, and Coastal Corp., a diversified energy company, also posted strong gains for the period. In the telecommunications sector, stocks continued to benefit from tremendous growth in wireless communications and the Internet. We had sizable stakes in GTE and Bell Atlantic, both of which did especially well following the announcement of their merger. Sprint was another strong performer. We also benefited from owning stocks like AlliedSignal, which took off after its announced merger with Honeywell; Time Warner, which rebounded as investors recognized the value of its cable assets; McDonald's, which changed its growth strategy in the United States; and American Express, which continued to deliver double-digit earnings growth.

Q.  WHERE ELSE HAVE YOU FOUND GOOD VALUES?

A. We're always looking for strong companies that have stumbled. For example, we bought shares of Motorola -- a technology company whose stock was selling at a discount due to problems in its cellular handset division and a slump in semiconductor sales industry wide. The stock has since made a great comeback. We also added to natural gas utilities, including Sonat and El Paso, which have steady cash flows from their gas pipelines and also benefit from rising oil prices in their exploration and production businesses. Another area we like is Europe, where corporations are way behind the United States in terms of restructuring. As companies like Royal Dutch, SmithKline Beecham, and Akzo Nobel reorganize and cut costs to compete globally, we expect to see better earnings growth. By the end of the period, we had drained down our cash and increased our equity stake to 58% of net assets, up from 52% a year earlier.

Q.  DID YOU MAKE CHANGES ON THE BOND SIDE OF THE PORTFOLIO?

A. Not many. We continued to keep roughly 38% of our net assets in bonds, with about two-thirds of that in corporate bonds and the rest in U.S. Treasuries and mortgage-backed securities. We did, however, lower the Fund's duration -- an indicator of its sensitivity to changes in interest rates -- to 5.3 years from 6.2 years. We did this last winter because we expected the bias on interest rates to be up. And the shorter a bond's duration, the less its price will fall as interest rates rise. To shorten duration, we increased our stake in bonds that mature in less than two years. This turned out to be the right move, given that interest rates did move up during the period. Since then, bonds have pretty much stayed within a narrow range as inflation concerns have battled flat inflation numbers.

Q.  WHAT'S YOUR OUTLOOK FOR THE COMING SIX MONTHS?

A. We expect strong, but more moderate, economic growth with few inflation worries. There appears to be an upward bias on interest rates, given the current strength of the U.S. economy and high employment levels. And any rise in interest rates would cool off the economy a bit. Regardless of what happens, we believe the bonds we own should continue to provide the Fund with steady income and a measure of downside protection. On the stock side, we're cautious about the overall market, given how high valuations are. However, we feel the Fund's long-term value focus and bond weighting should help us over the long term to weather whatever volatility lies ahead.


/s/ [David M. Calabro]
    David M. Calabro
    Lead Portfolio Manager
    (on behalf of the MFS Total Return Team)

The opinions expressed in this report are those of the lead portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

David M. Calabro, Senior Vice President; Kenneth J. Enright, Vice President; Geoffrey L. Kurinsky, Senior Vice President; Constantinos Mokas, Vice President; and Lisa B. Nurme, Senior Vice President, are the Fund's portfolio managers. Mr. Calabro is the head of the portfolio management team and a manager of the common stock portion of the Fund's portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Enright, a manager of the common stock portion of the Fund's portfolio, has been employed by MFS since 1986. Mr. Kurinsky, the manager of the Fund's fixed-income securities, has been employed by MFS since 1987. Mr. Mokas, the manager of the Fund's convertible securities, has been employed by MFS since 1990. Ms. Nurme, a manager of the common stock portion of the Fund's portfolio, has been employed by MFS since 1987.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

Objective:               Seeks above-average income (compared to a portfolio
                         entirely invested in stocks) consistent with the prudent employment of capital. The Fund also seeks growth of capital and income.

Commencement of
investment operations:   October 6, 1970

Class inception:         Class A  October 6, 1970
                         Class B  August 23, 1993
                         Class C  August 1, 1994
                         Class I   January 2, 1997

Size:                    $6.5 billion net assets as of September 30, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended September 30, 1999)

               MFS TOTAL     S&P 500       LEHMAN BROTHERS
              RETURN FUND    COMPOSITE      GOVERNMENT/
                - CLASS A     INDEX      CORPORATE BOND INDEX
-------------------------------------------------------------
 9/89          $ 9,525       $10,000         $10,000
 9/91           10,994        11,904          12,368
 9/93           14,603        14,938          15,608
 9/95           17,095        20,096          17,109
 9/97           24,306        33,964          19,595
 9/99           27,837        47,334          21,752


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH SEPTEMBER 30, 1999

CLASS A
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    + 7.06%  +43.49%  +92.72% +192.26%
------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              + 7.06%  +12.79%  +14.02% + 11.32%
------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                              + 1.97%  +10.97%  +12.92% + 10.78%
------------------------------------------------------------------------------

CLASS B
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    + 6.43%  +40.76%  +85.99% +179.32%
------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              + 6.43%  +12.07%  +13.21% + 10.82%
------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                              + 2.80%  +11.29%  +12.97% + 10.82%
------------------------------------------------------------------------------

CLASS C
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    + 6.41%  +40.66%  +86.46% +182.56%
------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              + 6.41%  +12.04%  +13.27% + 10.95%
------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                              + 5.50%  +12.04%  +13.27% + 10.95%
------------------------------------------------------------------------------

CLASS I
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    + 7.43%  +44.90%  +94.65% +195.18%
------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                + 7.43%  +13.16%  +14.25% + 11.43%
------------------------------------------------------------------------------

COMPARATIVE INDICES
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Average balanced fund+                      +12.54%  +13.10%  +14.35% + 11.25%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#      +27.81%  +25.09%  +25.03% + 16.82%
------------------------------------------------------------------------------
Lehman Brothers Government/Corporate
  Bond Index#                               - 1.62%  + 6.75%  + 7.77% +  8.08%
------------------------------------------------------------------------------
+Source: Lipper Analytical Services, Inc.
#Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1999

FIVE LARGEST STOCK SECTORS

UTILITIES & COMMUNICATIONS              25.2%
FINANCIAL SERVICES                      19.4%
ENERGY                                  11.2%
LEISURE                                  8.8%
CONSUMER STAPLES                         7.1%

TOP 10 STOCK HOLDINGS

BP AMOCO PLC  2.7%                        SBC COMMUNICATIONS, INC.  1.5%
British oil and petrochemical company     Integrated telecommunications company

GTE CORP.  2.7%                           LINCOLN NATIONAL CORP.  1.4%
Telecommunications company                Multiline insurance company

COASTAL CORP.  1.9%                       MOBIL CORP.  1.4%
Oil and natural gas company               International oil and gas company

ALLIEDSIGNAL, INC.  1.8%                  MOTOROLA, INC.  1.3%
Aerospace, automotive, and                Wireless communications equipment
environmental products manufacturer       manufacturer

MCDONALD'S CORP.  1.6%                    TRW, INC.  1.3%
Fast-food restaurant owner/franchiser     Automotive and transport equipment
                                          manufacturer

The portfolio is actively managed, and current holdings may be different.

Portfolio of Investments -- September 30, 1999

Stocks - 51.8%
-----------------------------------------------------------------------------
ISSUER                                                SHARES            VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 45.1%
  Aerospace - 1.0%
    General Dynamics Corp.                            52,100   $    3,252,994
    Lockheed-Martin Corp.                            517,800       16,925,587
    Raytheon Co., "A"                                665,353       32,269,620
    United Technologies Corp.                        227,596       13,499,288
                                                               --------------
                                                               $   65,947,489

-----------------------------------------------------------------------------
  Automotive - 1.3%
    Delphi Automotive Systems Corp.                  746,600   $   11,992,262
    Federal-Mogul Corp.                              125,000        3,445,313
    Ford Motor Co.                                   302,100       15,161,644
    Lear Corp.*                                       50,000        1,759,375
    TRW, Inc.                                      1,015,200       50,506,200
                                                               --------------
                                                               $   82,864,794

-----------------------------------------------------------------------------
  Banks and Credit Companies - 2.5%
    Bank America Corp.                               729,500   $   40,624,031
    Bank of New York Co., Inc.                       810,808       27,111,392
    Chase Manhattan Corp.                             66,200        4,989,825
    Mellon Bank Corp.                              1,021,600       34,479,000
    PNC Bank Corp.                                   895,700       47,192,194
    Wells Fargo Co.                                  115,120        4,561,630
                                                               --------------
                                                               $  158,958,072

-----------------------------------------------------------------------------
  Building - 0.1%
    Sherwin Williams Co.                             414,000   $    8,668,125

-----------------------------------------------------------------------------
  Business Machines - 1.4%
    Hewlett-Packard Co.                              160,200   $   14,738,400
    International Business Machines Corp.            232,100       28,171,137
    Motorola, Inc.                                   558,400       49,139,200
                                                               --------------
                                                               $   92,048,737

-----------------------------------------------------------------------------
  Cellular Telephones - 0.4%
    Telephone & Data Systems, Inc.                   314,060   $   27,892,454

-----------------------------------------------------------------------------
  Chemicals - 1.2%
    Dow Chemical Co.                                  88,600   $   10,067,175
    Engelhard Corp.                                1,197,400       21,777,712
    PPG Industries, Inc.                             330,000       19,800,000
    Rohm & Haas Co.                                  753,000       27,202,125
                                                               --------------
                                                               $   78,847,012

-----------------------------------------------------------------------------
  Coal - 0.1%
    CONSOL Energy, Inc.                              356,700   $    5,194,444

-----------------------------------------------------------------------------
  Conglomerates - 1.8%
    AlliedSignal, Inc.                             1,140,100   $   68,334,744
    Eastern Enterprises Co.                          674,200       31,308,162
    Tyco International Ltd.                          154,655       15,968,129
                                                               --------------
                                                               $  115,611,035

-----------------------------------------------------------------------------
  Consumer Goods and Services - 0.7%
    Clorox Co.                                       203,000   $    7,764,750
    Fortune Brands, Inc.                             302,500        9,755,625
    International Flavours                           408,400       14,089,800
    Kimberly-Clark Corp.                             139,700        7,334,250
    Newell Rubbermaid, Inc.                          128,700        3,675,994
    Philip Morris Cos., Inc.                         117,100        4,003,356
                                                               --------------
                                                               $   46,623,775

-----------------------------------------------------------------------------
  Containers - 0.2%
    Owens Illinois, Inc.*                            654,400   $   12,965,300

-----------------------------------------------------------------------------
  Electrical Equipment - 1.0%
    Cooper Industries, Inc.                          183,370   $    8,572,548
    Emerson Electric Co.                             764,600       48,313,162
    General Electric Co.                              50,044        5,933,342
    Honeywell, Inc.                                   23,600        2,626,975
                                                               --------------
                                                               $   65,446,027

-----------------------------------------------------------------------------
  Energy - 0.4%
    BJ Services Co.*                                 179,600   $    5,713,525
    Devon Energy Corp.                                98,200        4,069,163
    Sierra Pacific Resources                         595,404       13,247,739
                                                               --------------
                                                               $   23,030,427

-----------------------------------------------------------------------------
  Entertainment - 1.4%
    CBS Corp.*                                        75,000   $    3,468,750
    Disney (Walt) Co.                                672,100       17,390,587
    Harrah's Entertainment, Inc.*                    536,500       14,887,875
    Infinity Broadcasting Corp.*                     300,000        8,793,750
    MediaOne Group, Inc.*                            185,200       12,651,475
    Time Warner, Inc.                                521,932       31,707,369
                                                               --------------
                                                               $   88,899,806

-----------------------------------------------------------------------------
  Financial Institutions - 1.7%
    American Express Co.                             128,500   $   17,299,312
    Associates First Capital Corp., "A"              228,500        8,226,000
    Citigroup, Inc.                                  463,900       20,411,600
    Edwards (A.G.), Inc.                             632,900       16,692,738
    Federal Home Loan Mortgage Corp.                 213,800       11,117,600
    Household International, Inc.                    175,000        7,021,875
    Merrill Lynch & Co., Inc.                        104,300        7,007,656
    State Street Corp.                               312,270       20,180,449
                                                               --------------
                                                               $  107,957,230

-----------------------------------------------------------------------------
  Food and Beverage Products - 1.9%
    Anheuser-Busch Cos., Inc.                        103,900   $    7,279,494
    Archer-Daniels-Midland Co.                     2,674,254       32,592,471
    Bestfoods Co.                                    377,700       18,318,450
    General Mills, Inc.                              223,700       18,147,662
    Hershey Foods Corp.                               97,300        4,737,294
    Hubbell, Inc.                                     20,000          637,500
    McCormick & Co., Inc.                            164,100        5,425,556
    Nabisco Holdings Corp., "A"                      222,000        7,672,875
    Quaker Oats Co.                                  141,900        8,780,063
    Ralston-Ralston Purina Co.                       179,500        4,992,344
    Seagram Limited                                  339,400       15,760,887
                                                               --------------
                                                               $  124,344,596

-----------------------------------------------------------------------------
  Forest and Paper Products - 1.2%
    Bowater, Inc.                                    684,800   $   35,952,000
    Champion International Corp.                     245,000       12,586,875
    International Paper Co.                          340,800       16,379,700
    Weyerhaeuser Co.                                 177,000       10,199,625
                                                               --------------
                                                               $   75,118,200

-----------------------------------------------------------------------------
  Insurance - 5.0%
    Allstate Corp.                                   587,900   $   14,660,756
    American International Group, Inc.               241,250       20,973,672
    Aon Corp.                                        250,000        7,390,625
    Axa Financial, Inc.*                             401,382       22,402,133
    Chubb Corp.                                      316,600       15,770,638
    CIGNA Corp.                                      552,400       42,949,100
    Hartford Financial Services Group, Inc.        1,180,900       48,269,287
    Jefferson Pilot Corp.                            422,100       26,671,444
    Lincoln National Corp.                         1,376,100       51,689,756
    MONY Group, Inc.                                   4,400          127,050
    Nationwide Financial Services, Inc., "A"         183,000        6,473,625
    ReliaStar Financial Corp.                      1,072,800       35,670,600
    St. Paul Cos., Inc.                            1,080,900       29,724,750
                                                               --------------
                                                               $  322,773,436

-----------------------------------------------------------------------------
  Machinery - 0.4%
    Deere & Co., Inc.                                631,400   $   24,427,288

-----------------------------------------------------------------------------
  Medical and Health Products - 1.0%
    American Home Products Corp.                     718,500   $   29,817,750
    Baxter International, Inc.                        70,000        4,217,500
    Bristol-Myers Squibb Co.                          73,900        4,988,250
    Pharmacia & Upjohn, Inc.                         492,800       24,455,200
                                                               --------------
                                                               $   63,478,700

-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    United Healthcare Corp.                          129,900   $    6,324,506

-----------------------------------------------------------------------------
  Metals and Minerals - 0.3%
    Alcoa, Inc.                                      188,200   $   11,680,163
    USEC, Inc.                                       987,000       10,116,750
                                                               --------------
                                                               $   21,796,913

-----------------------------------------------------------------------------
  Oil Services - 0.7%
    Cooper Cameron Corp.*                            115,300   $    4,352,575
    Halliburton Co.                                  355,000       14,555,000
    Kerr McGee Corp.*                                100,000        5,506,250
    Kerr McGee Corp.*                                 59,800        2,332,200
    Noble Drilling Corp.*                            919,500       20,114,063
                                                               --------------
                                                               $   46,860,088

-----------------------------------------------------------------------------
  Oils - 4.5%
    Apache Corp.                                     337,500   $   14,575,781
    Atlantic Richfield Co.                            72,300        6,407,587
    Chevron Corp.                                    306,400       27,193,000
    Coastal Corp.                                  1,794,675       73,469,508
    Conoco, Inc.                                      43,500        1,190,812
    Conoco, Inc., "A"                              1,333,900       37,015,725
    Exxon Corp.                                      296,951       22,549,717
    Mobil Corp.                                      531,520       53,550,640
    Newfield Exploration Co.*                        114,800        3,781,225
    Phillips Petroleum Co.                           405,000       19,743,750
    Texaco, Inc.                                      72,000        4,545,000
    Unocal Corp.                                     747,450       27,702,366
    Vastar Resources, Inc.                            43,600        2,727,725
                                                               --------------
                                                               $  294,452,836

-----------------------------------------------------------------------------
  Photographic Products - 0.4%
    Eastman Kodak Co.                                 18,000   $    1,357,875
    Polaroid Corp.                                   863,100       22,440,600
                                                               --------------
                                                               $   23,798,475

-----------------------------------------------------------------------------
  Printing and Publishing - 1.1%
    Gannett Co., Inc.                                474,900   $   32,857,144
    New York Times Co.                               650,000       24,375,000
    Tribune Co.                                      351,800       17,502,050
                                                               --------------
                                                               $   74,734,194

-----------------------------------------------------------------------------
  Railroads - 0.4%
    Burlington Northern Santa Fe Railway Co.         653,500   $   17,971,250
    Norfolk Southern Corp.                            42,900        1,051,050
    Wisconsin Central Transportation Corp.*          327,400        4,481,288
                                                               --------------
                                                               $   23,503,588

-----------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.6%
    Boston Properties, Inc.                           42,800   $    1,313,425
    CarrAmerica Realty Corp.                         395,800        8,682,862
    Equity Residential Properties Trust              270,000       11,441,250
    First Industrial Realty Trust, Inc.              225,000        5,568,750
    Kilroy Realty Corp.                              264,800        5,593,900
    Mid-America Apartment Communities, Inc.          195,900        4,211,850
    TriNet Corporate Realty Trust, Inc.               39,174          932,831
                                                               --------------
                                                               $   37,744,868

-----------------------------------------------------------------------------
  Restaurants and Lodging - 1.0%
    Hilton Hotels Corp.                              267,200   $    2,638,600
    McDonald's Corp.                               1,424,100       61,236,300
    Promus Hotel Corp.*                              100,000        3,256,250
                                                               --------------
                                                               $   67,131,150

-----------------------------------------------------------------------------
  Special Products and Services - 0.7%
    MCN Energy Group, Inc.                           729,100   $   12,531,406
    Xerox Corp.                                      713,200       29,909,825
                                                               --------------
                                                               $   42,441,231

-----------------------------------------------------------------------------
  Stores - 0.2%
    Dayton Hudson Corp.                              153,200   $    9,201,575
    Office Depot, Inc.*                              190,100        1,936,644
    Rite Aid Corp.                                   242,500        3,349,531
                                                               --------------
                                                               $   14,487,750

-----------------------------------------------------------------------------
  Supermarkets - 0.5%
    Albertsons, Inc.                                 264,808   $   10,476,466
    Kroger Co.*                                      954,028       21,048,243
                                                               --------------
                                                               $   31,524,709

-----------------------------------------------------------------------------
  Telecommunications - 4.1%
    Alltel Corp.                                      65,000   $    4,574,375
    AT&T Corp.                                       246,300       10,714,050
    Bell Atlantic Corp.                              617,500       41,565,469
    CenturyTelephone Enterprises, Inc.               134,100        5,447,812
    GTE Corp.                                      1,336,700      102,758,813
    Intermedia Communications, Inc.*                 190,000        4,132,500
    MCI WorldCom, Inc.*                               22,500        1,617,188
    SBC Communications, Inc.                       1,082,248       55,262,288
    Sprint Corp.                                     720,500       39,087,125
    Winstar Communications, Inc.*                        899           35,117
                                                               --------------
                                                               $  265,194,737

-----------------------------------------------------------------------------
  Utilities - Electric - 2.7%
    Carolina Power & Light Co.                       567,600   $   20,078,850
    CMS Energy Corp.                                 296,000       10,045,500
    Duke Energy Corp.                                588,200       32,424,525
    FirstEnergy Corp.                                448,800       11,444,400
    Florida Progress Corp.                           288,000       13,320,000
    FPL Group, Inc.                                  100,000        5,037,500
    GPU, Inc.                                        556,300       18,149,287
    NiSource, Inc.                                   150,000        3,318,750
    NSTAR Co.*                                        40,000        1,550,000
    Peco Energy Co.                                  321,700       12,063,750
    Pinnacle West Capital Corp.                      902,100       32,813,887
    Public Service Enterprise Group                  207,500        8,014,688
    Sempra Energy                                     90,800        1,889,775
    Southern Co.                                      71,500        1,841,125
    Texas Utilities Co.                              124,800        4,656,600
                                                               --------------
                                                               $  176,648,637

-----------------------------------------------------------------------------
  Utilities - Gas - 3.1%
    Columbia Energy Group                            827,520   $   45,823,920
    Consolidated Natural Gas Co.                     220,000       13,722,500
    Dynegy, Inc.                                      49,617        1,026,452
    El Paso Energy Corp.                             575,800       22,924,037
    Keyspan Corp.                                    190,000        5,438,750
    National Fuel Gas Co.                            689,700       32,545,219
    NICOR, Inc.                                      322,900       12,007,844
    Public Service Company, Inc.                     141,200        4,377,200
    Sonat, Inc.                                      723,200       28,702,000
    UGI Corp.                                        105,900        2,462,175
    Washington Gas Light Co.                         406,800       11,034,450
    Williams Cos., Inc.                              523,600       19,602,276
                                                               --------------
                                                               $  199,666,823

-----------------------------------------------------------------------------
Total U.S. Stocks                                              $2,917,407,452
-----------------------------------------------------------------------------
Foreign Stocks - 6.7%
  Canada - 0.3%
    Abitibi-Consolidated, Inc. (Forest and Paper
      Products)                                      230,000   $    2,774,375
    Canadian National Railway Co. (Railroads)        652,200       19,769,812
                                                               --------------
                                                               $   22,544,187

-----------------------------------------------------------------------------
  France - 0.5%
    Axa (Insurance)                                  235,200   $   29,724,454

-----------------------------------------------------------------------------
  Germany - 0.2%
    Henkel KGaA, Preferred (Chemicals)               220,000   $   13,808,129

-----------------------------------------------------------------------------
  Ireland - 0.1%
    Jefferson Smurfit Group PLC, ADR (Containers)    257,000   $    7,533,313

-----------------------------------------------------------------------------
  Japan - 0.8%
    Fuji Heavy Industries, Ltd. (Automotive)       1,200,000   $    9,510,962
    Hitachi (Electronics)                            690,000        7,627,881
    Mitsubishi Motor (Automotive)                  1,150,000        6,227,281
    Nippon Telegraph & Telephone Co., ADR
      (Utilities - Telephone)                         91,900        5,669,081
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                       1,500       18,409,219
    Uni-Charm Corp. (Forest and Paper Products)       58,700        3,536,078
                                                               --------------
                                                               $   50,980,502

-----------------------------------------------------------------------------
  Netherlands - 1.7%
    Akzo Nobel N.V. (Chemicals)                    1,141,570   $   48,333,222
    ING Groep N.V. (Financial Services)*             386,354       20,961,180
    Koninklijke Philips Electronics N.V.
      (Electronics)                                  119,000       11,962,967
    Royal Dutch Petroleum Co., ADR (Oils)            541,900       32,005,969
                                                               --------------
                                                               $  113,263,338

-----------------------------------------------------------------------------
  Switzerland - 0.7%
    Nestle S.A. (Food and Beverage Products)          24,240   $   45,507,490

-----------------------------------------------------------------------------
  United Kingdom - 2.4%
    BP Amoco PLC, ADR (Oils)                         912,519   $  101,118,512
    British Telecommunications PLC
      (Telecommunications)                         1,000,000       15,141,366
    Diageo PLC (Food and Beverage Products)*       2,360,800       24,089,518
    SmithKline-Beecham PLC, ADR (Medical and
      Health Products)                               240,100       13,835,763
                                                               --------------
                                                               $  154,185,159

-----------------------------------------------------------------------------
Total Foreign Stocks                                           $  437,546,572
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $3,189,409,323)                 $3,354,954,024
-----------------------------------------------------------------------------

Bonds - 38.1%
-----------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
-----------------------------------------------------------------------------
U.S. Bonds - 37.8%
  Advertising
    Lamar Advertising Co., 5.25s, 2006              $    996   $    1,260,563

-----------------------------------------------------------------------------
  Airlines - 0.4%
    Delta Airlines, Inc., 6.65s, 2004               $ 14,308   $   13,940,141
    Jet Equipment Trust, 9.41s, 2010##                 3,365        3,697,563
    Jet Equipment Trust, 8.64s, 2012##                 3,098        3,225,347
    Jet Equipment Trust, 11.44s, 2014##                4,700        5,628,156
    Jet Equipment Trust, 10.69s, 2015##                1,250        1,439,350
                                                               --------------
                                                               $   27,930,557

-----------------------------------------------------------------------------
  Apparel and Textiles - 0.2%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003          $  7,415   $    7,128,855
    Jones Apparel Group, Inc., 6.25s, 2001             4,280        4,212,291
                                                               --------------
                                                               $   11,341,146

-----------------------------------------------------------------------------
  Automotive - 2.0%
    Daimler Chrysler North America, 6.9s, 2004      $  6,231   $    6,251,438
    Daimler Chrysler North America, 7.2s, 2009        15,836       15,912,646
    Federal Mogul Corp., 7.5s, 2004                    7,335        7,017,248
    Federal Mogul Corp., 7.375s, 2006                  4,338        4,013,812
    Federal Mogul Corp., 7.75s, 2006                  11,584       10,902,745
    Ford Motor Co., 7.45s, 2031                       13,270       13,083,689
    Ford Motor Co., 8.9s, 2032                         6,770        7,820,704
    Ford Motor Credit Co., 5.75s, 2004                 9,425        9,048,943
    Ford Motor Credit Co., 6.7s, 2004                 35,861       35,659,461
    General Motors Corp., 9.4s, 2021                   5,049        6,027,951
    Lear Corp., 7.96s, 2005##                          9,092        9,026,265
    TRW, Inc., 7.125s, 2009##                          6,360        6,168,945
                                                               --------------
                                                               $  130,933,847

-----------------------------------------------------------------------------
  Banks and Credit Companies - 1.1%
    Beaver Valley Funding Corp. II, 9s, 2017        $ 11,340   $   11,682,695
    Capital One Financial Corp., 7.25s, 2003           4,845        4,787,929
    Colonial Capital II, 8.92s, 2027                   5,010        4,655,198
    Midland Funding Corp., 10.33s, 2002               17,784       18,524,555
    Midland Funding Corp. II, "A", 11.75s, 2005       11,000       12,158,190
    Providian National Bank, 6.75s, 2002               3,750        3,684,488
    Providian National Bank, 6.7s, 2003                7,850        7,633,575
    Providian National Bank, 6.65s, 2004               5,693        5,461,181
    Riggs National Corp., 9.65s, 2009                  1,425        1,508,149
    Washington Mutual Capital I, 8.375s, 2027          4,590        4,396,715
                                                               --------------
                                                               $   74,492,675

-----------------------------------------------------------------------------
  Business Services - 0.3%
    Harrahs Operating Inc., 7.5s, 2009              4  2,300   $    2,162,782
    Unisys Corp., 12s, 2003                            7,012        7,590,490
    Unisys Corp., 11.75s, 2004                         7,000        7,787,500
                                                               --------------
                                                               $   17,540,772

-----------------------------------------------------------------------------
  Computer Software - Services
    Siebel Systems, Inc., 5.5s, 2006##              $  1,246   $    1,217,965

-----------------------------------------------------------------------------
  Conglomerates - 0.2%
    News America Holdings, Inc., 10.125s, 2012      $ 10,000   $   11,003,600

-----------------------------------------------------------------------------
  Construction Services - 0.3%
    Georgia Pacific Corp., 9.95s, 2002              $  1,250   $    1,341,425
    Georgia Pacific Corp., 9.875s, 2021               11,382       12,403,421
    Georgia Pacific Corp., 9.5s, 2022                  1,000        1,082,940
    Georgia Pacific Corp., 7.25s, 2028                 3,163        2,886,395
                                                               --------------
                                                               $   17,714,181

-----------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Protection One Alarm Monitoring, 7.375s, 2005   $  8,806   $    7,619,039

-----------------------------------------------------------------------------
  Corporate Asset Backed - 2.5%
    American Airlines Pass- Through Trust,
       6.855s, 2009                                 $  6,289   $    6,280,887
    Banamex Credit Card Merchant Voucher,
       6.25s, 2003##                                   4,911        4,867,610
    BCF LLC, 7.75s, 2026##                             3,234        1,778,564
    Contimortgage Home Equity, 6.13s, 2013            19,000       18,857,500
    Continental Airlines Pass-Through Trust, Inc.,
      6.545s, 2019                                     2,611        2,374,574
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2017                                    20,612       18,778,088
    Continental Airlines Pass-Through Trust, Inc.,
      7.256s, 2020                                     6,485        6,201,476
    Continental Airlines, Inc., 9.5s, 2013             3,694        3,891,282
    Continental Airlines, Inc., 10.22s, 2014           8,718        9,453,755
    Criimi Mae Commercial Mortgage Trust, 7s, 2011     5,500        4,667,266
    Cwabs, Inc., 6.5s, 2013                            6,513        6,494,527
    Ford Credit Auto Owner Trust, 5.8s, 2000           2,353        2,351,839
    Ford Credit Auto Owner Trust, 6.2s, 2002          15,698       15,658,221
    Merrill Lynch Mortgage Investors, Inc.,
      9s, 2011                                            85           85,148
    Merrill Lynch Mortgage Investors, Inc.,
      8.43s, 2022+                                     4,000        3,735,000
    Northwest Airlines, Inc., 7.575s, 2019             7,577        7,513,505
    Northwest Airlines, Inc., 6.81s, 2020              1,533        1,380,215
    Residential Accredit Loans, Inc., 6.75s, 2028     21,246       20,183,700
    Residential Accredit Loans, Inc., 7s, 2028         9,068        8,801,628
    Time Warner Pass-Through Asset Trust,
      6.1s, 2001##                                    17,578       17,481,848
                                                               --------------
                                                               $  160,836,633

-----------------------------------------------------------------------------
  Electronics
    Conexant Systems, Inc., 4.25s, 2006##           $  1,700   $    2,907,000

-----------------------------------------------------------------------------
  Entertainment - 0.5%
    Hearst Argyle Television, Inc., 7.5s, 2027      $  7,905   $    7,235,842
    News America Holdings, Inc., 6.703s, 2004         12,847       12,442,962
    Time Warner, Inc., 10.15s, 2012                    8,710       10,418,553
    Time Warner, Inc., 9.15s, 2023                     2,300        2,622,414
                                                               --------------
                                                               $   32,719,771

-----------------------------------------------------------------------------
  Finance - 0.5%
    Countrywide Funding Corp., 6.25s, 2009          $  6,410   $    5,886,752
    Green Tree Financial Corp., 10.25s, 2002          10,000       10,449,700
    Merrill Lynch & Company, Inc., 6.07s, 2004        13,821       13,403,467
                                                               --------------
                                                               $   29,739,919

-----------------------------------------------------------------------------
  Financial Institutions - 2.7%
    Aristar, Inc., 7.375s, 2004                     $ 14,765   $   14,917,080
    Aristar, Inc., 7.25s, 2006                         7,962        7,890,740
    Associates Corp., 5.5s, 2004                         947          901,430
    AT & T Capital Corp., 6.25s, 2001                  5,379        5,326,286
    Bear Stearns Companies, Inc., 6.45s, 2002          3,165        3,135,027
    Duke Capital Corp., 7.25s, 2004                   10,696       10,701,241
    Duke Capital Corp., 7.5s, 2009                     3,351        3,336,256
    Finova Capital Corp., 6.125s, 2004                12,550       12,035,575
    First Empire Capital Trust I, 8.234s, 2027         6,895        6,534,943
    General Motors Acceptance Corp., 5.95s, 2003      11,568       11,257,156
    General Motors Acceptance Corp., 6.15s, 2007      10,887       10,241,075
    Goldman Sachs Group LP, 5.9s, 2003                 5,300        5,168,666
    Goldman Sachs Group LP, 2s, 2006                   2,000        1,922,500
    GS Escrow Corp., 6.75s, 2001                      18,807       18,405,452
    GS Escrow Corp., 7.125s, 2005                     29,933       27,746,364
    Household Finance Corp., 5.875s, 2004             14,265       13,585,273
    Salton Sea Funding Corp., 7.37s, 2005              4,254        4,193,241
    Salton Sea Funding Corp., 7.84s, 2010              7,270        7,140,158
    Salton Sea Funding Corp., 8.3s, 2011               2,268        2,294,104
    Sunamerica Institutional, 5.75s, 2009              9,589        8,762,812
    United Companies Financial Corp., 7.7s, 2004       2,650          795,000
                                                               --------------
                                                               $  176,290,379

-----------------------------------------------------------------------------
  Financial Services - 0.3%
    Fleet Boston Corp., 9.9s, 2001                  $  8,700   $    9,145,875
    General Electric Capital Corp., 8.625s, 2008       7,290        8,076,154
                                                               --------------
                                                               $   17,222,029

-----------------------------------------------------------------------------
  Food and Beverage Products - 0.5%
    Nabisco, Inc., 6.375s, 2035                     $  4,856   $    4,598,923
    Seagram (Joseph E) & Sons, Inc., 5.79s, 2001      12,771       12,525,031
    Seagram (Joseph E) & Sons, Inc., 6.4s, 2003       17,630       17,110,444
                                                               --------------
                                                               $   34,234,398

-----------------------------------------------------------------------------
  Insurance - 0.8%
    Aflac, Inc., 6.5s, 2009                         $ 32,501   $   30,644,868
    Atlantic Mutual Insurance Co., 8.15s, 2028##      10,964        8,538,763
    Conseco, Inc., 1s, 2001                            2,350        2,301,369
    Providian Capital I, 9.525s, 2027##               11,526       10,119,021
                                                               --------------
                                                               $   51,604,021

-----------------------------------------------------------------------------
  Medical and Health Products
    Sepracor, Inc., 7s, 2005##                      $  1,800   $    1,667,250

-----------------------------------------------------------------------------
  Oil Services - 0.4%
    McDermott, Inc., 9.375s, 2002                   $ 20,305   $   21,058,925
    Ultramar Diamond Shamrock Corp., 7.2s, 2017        5,030        4,591,434
                                                               --------------
                                                               $   25,650,359

-----------------------------------------------------------------------------
  Oils - 0.5%
    Husky Oil Ltd., 8.9s, 2028                      $  4,528   $    4,253,513
    Lasmo USA, Inc., 7.125s, 2003                      2,673        2,629,564
    Occidental Petroleum Corp., 10.125s, 2001         13,405       14,218,817
    Occidental Petroleum Corp., 6.75s, 2002            1,712        1,684,437
    Occidental Petroleum Corp., 6.5s, 2005             1,458        1,399,534
    Oryx Energy Co., 8s, 2003                          2,000        2,036,000
    Seagull Energy Corp., 7.5s, 2027                   4,193        3,480,190
                                                               --------------
                                                               $   29,702,055

-----------------------------------------------------------------------------
  Railroads - 0.2%
    Union Pacific Corp., 5.78s, 2001                $  7,639   $    7,492,943
    Union Pacific Corp., 6.34s, 2003                   2,920        2,840,605
                                                               --------------
                                                               $   10,333,548

-----------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Circus Circus Enterprises, Inc., 6.7s, 2096     $  4,500        4,212,495

-----------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Osprey Trust, Inc., 8.31s, 2003                 $  8,071   $    8,121,444

-----------------------------------------------------------------------------
  Stores - 1.1%
    Federated Department Stores, Inc., 8.5s, 2003   $ 10,382   $   10,854,485
    Federated Department Stores, Inc., 6.3s, 2009     12,875       11,846,288
    Rite Aid Corp., 5.25s, 2002##                      2,000        1,605,000
    Rite Aid Corp., 6s, 2003##                        11,041        9,202,453
    Rite Aid Corp., 7.125s, 2007                       3,954        3,139,278
    Saks, Inc., 7.25s, 2004                            5,303        5,053,192
    Saks, Inc., 8.25s, 2008                           17,726       17,677,253
    Wal-Mart Stores, Inc., 6.55s, 2004                12,530       12,573,103
                                                               --------------
                                                               $   71,951,052

-----------------------------------------------------------------------------
  Supermarkets - 0.3%
    Safeway, Inc., 5.875s, 2001                     $ 10,400   $   10,217,584
    Safeway, Inc., 7.25s, 2004                        10,069       10,057,018
                                                               --------------
                                                               $   20,274,602

-----------------------------------------------------------------------------
  Telecommunications - 1.9%
    AT&T Corp., 6.5s, 2002                          $ 25,000   $   24,986,500
    AT&T Corp., 6.5s, 2029                             4,300        3,807,177
    Cable & Wireless Communication, 6.625s, 2005      13,800       13,909,986
    Cable & Wireless Communications, 6.75s, 2008       4,242        4,300,540
    Cd Radio Inc., 8.75s, 2009                         2,392        2,505,620
    Qwest Communications International, Inc.,
     7.5S, 2008                                       13,915       13,522,040
    Sprint Capital Corp., 6.125s, 2008                12,000       11,157,480
    Sprint Capital Corp., 6.9s, 2019                  12,000       11,113,800
    Sprint Spectrum LP, 11s, 2006                      3,750        4,198,313
    TCI Communications Financing III, 9.65s, 2027     11,525       13,075,343
    Telecomunicaciones De Puerto, 6.65s, 2006##        5,862        5,575,934
    TKR Cable, Inc., 10.5s, 2007                       3,400        3,588,972
    United Telecommunications Co., 9.5s, 2003          4,950        5,322,141
    WorldCom, Inc., 8.875s, 2006                       5,000        5,276,350
    WorldCom, Inc., 6.95s, 2028                          588          547,869
                                                               --------------
                                                               $  122,888,065

-----------------------------------------------------------------------------
  Telecommunications and Cable - 0.1%
    Comcast Corp., 10.25s, 2001                     $  6,818   $    7,145,673

-----------------------------------------------------------------------------
  Transportation
    Amerco, 7.2s, 2002                              $  2,487   $    2,441,861

-----------------------------------------------------------------------------
U.S. Federal Agencies - 3.6%
  Federal Home Loan Bank - 0.3%
    Federal Home Loan Bank, 5.7s, 2009              $ 17,325   $   16,187,960
    Federal Home Loan Bank, 6.5s, 2029                 2,259        2,167,236
                                                               --------------
                                                               $   18,355,196

-----------------------------------------------------------------------------
  Federal Home Loan Mortgage Corporation - 0.2%
    FHLMC, 6.5s, 2029 - 2029                        $ 11,711   $   11,235,163

-----------------------------------------------------------------------------
  Federal National Mortgage Association - 3.1%
    FNMA, 5.25s, 2009                               $ 23,051   $   20,817,819
    FNMA, 5.722s, 2009                                16,001       14,593,412
    FNMA, 6.5s, 2027 - 2029                          150,732      144,514,601
    FNMA, 8s, 2029                                    19,600       19,998,076
                                                               --------------
                                                               $  199,923,908

-----------------------------------------------------------------------------
Total U.S. Federal Agencies                                    $  229,514,267

-----------------------------------------------------------------------------
U.S. Government Guaranteed - 12.6%
  Government National Mortgage Association - 4.3%
    GNMA, 6.5s, 2027 - 2029                         $ 59,395   $   56,777,165
    GNMA, 7s, 2027 - 2028                             43,636       42,803,615
    GNMA, 7.5s, 2023 - 2028                           98,992       99,322,148
    GNMA, 8s, 2022 - 2029                             80,090       81,781,347
                                                               --------------
                                                               $  280,684,275

-----------------------------------------------------------------------------
  Small Business Administration
    SBA, 8.8s, 2011                                 $    305   $      318,067

-----------------------------------------------------------------------------
  U.S. Treasury Obligations - 8.3%
    U.S. Treasury Bonds, 5.25s, 2028 - 2029         $ 33,845   $   29,383,918
    U.S. Treasury Bonds, 6.125s, 2027 - 2029         212,381      214,280,954
    U.S. Treasury Bonds, 6.625s, 2027                 25,250       26,078,452
    U.S. Treasury Notes, 5.625s, 2001                157,000      157,042,233
    U.S. Treasury Notes, 6s, 2004 - 2009              71,609       72,213,981
    U.S. Treasury Notes, 7.875s, 2001                 26,350       27,371,062
    U.S. Treasury Notes, 8s, 2001                      7,500        7,770,675
                                                               --------------
                                                               $  534,141,275

-----------------------------------------------------------------------------
Total U.S. Government Guaranteed                               $  815,143,617
-----------------------------------------------------------------------------
  Utilities - Electric - 4.0%
    CalEnergy Co., Inc., 7.23s, 2005                $      5   $        4,900
    CalEnergy Co., Inc., 7.63s, 2007                   2,913        2,893,774
    CalEnergy Co., Inc., 8.48s, 2028                   5,144        5,286,489
    Cleveland Electric Illuminating Co.,
      7.88s, 2017                                      7,403        7,332,449
    Cleveland Electric Illuminating Co., 9s, 2023     10,709       11,440,532
    CMS Energy Corp., 8s, 2001                         5,859        5,841,775
    CMS Energy Corp., 8.375s, 2003                     4,651        4,534,725
    CMS Panhandle Holding Co., 6.5s, 2009              9,270        8,644,275
    Comed Financing II, 8.5s, 2027##                   4,400        4,406,820
    Connecticut Light & Power Co., 7.875s, 2001       14,965       15,154,906
    Connecticut Light & Power Co., 7.75s, 2002        10,000       10,124,900
    Connecticut Light & Power Co., 8.59s, 2003         7,800        7,830,186
    Connecticut Light & Power Co., 7.875s, 2024        6,000        6,027,180
    El Paso Electric Co., 8.9s, 2006                   3,810        4,103,141
    Entergy Mississippi, Inc., 6.2s, 2004              8,314        8,005,800
    GGIB Funding Corp., 7.43s, 2011                    2,976        2,875,299
    Gulf States Utilities Co., 8.21s, 2002             7,767        7,967,311
    Illinois Power Special Purpose Trust,
      5.26s, 2003                                      4,703        4,658,886
    Indiana Michigan Power Co., 6.875s, 2004           6,341        6,237,642
    Long Island Lighting Co., 8.2s, 2023               5,950        5,935,125
    Midamerican Funding LLC, 5.85s, 2001##             9,980        9,884,621
    Midamerican Funding LLC, 6.927s, 2029##            5,795        5,181,453
    Midland Cogeneration Venture Corp.,
      10.33s, 2002                                     8,659        9,019,645
    Midland Funding Corp., "B", 13.25s, 2006           9,695       11,698,956
    Niagara Mohawk Power Corp., 9.5s, 2000            15,000       15,304,200
    Niagara Mohawk Power Corp., 7.625s, 2005           4,468        4,495,571
    Niagara Mohawk Power Corp., 0s to 2003,
      8.5s to 2010,                                    4,200        3,161,340
    Niagara Mohawk Power Corp., 8.75s, 2022            7,277        7,471,296
    Niagara Mohawk Power Corp., 8.5s, 2023             4,650        4,853,949
    North Atlantic Energy, 9.05s, 2002                 3,613        3,698,158
    Northeast Utilities, 8.58s, 2006                   3,106        3,147,977
    PacifiCorp, 5.65s, 2006                            5,600        4,982,544
    PP&L, Inc., 6.125s, 2001                           7,790        7,780,730
    Seabrook Station, 7.83s, 2019                      4,742        4,808,441
    Texas Utilities Co., 5.94s, 2001                  12,830       12,649,995
    Toledo Edison Co., 7.875s, 2004                    7,275        7,361,136
    Waterford 3 Funding Entergy Corp.,
      8.09s, 2017                                     11,805       11,619,737
                                                               --------------
                                                               $  256,425,864

-----------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    CE Generation LLC, 7.416s, 2018##               $  1,900   $    1,772,700
    Coastal Corp., 6.2s, 2004                         14,755       14,228,837
    Marlin Water Trust & Capital, 7.09s, 2001##        2,897        2,895,589
    Tennessee Gas Pipeline Co., 7.625s, 2037           5,405        5,193,394
    Texas Gas Transmission Corp., 7.25s, 2027          5,300        4,896,617
    Williams Companies, Inc., 7.625s, 2019             3,935        3,781,299
                                                               --------------
                                                               $   32,768,436

-----------------------------------------------------------------------------
Total U.S. Bonds                                               $2,444,849,083

-----------------------------------------------------------------------------
Foreign Bonds - 0.3%
  Canada - 0.1%
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)  $  1,785   $    1,795,246
    Province of Quebec, 7.5s, 2029                     4,080        4,082,978
                                                               --------------
                                                               $    5,878,224

-----------------------------------------------------------------------------
  Finland - 0.1%
    UPM Kymmene Corp., 7.45s, 2027
      (Forest and Paper Products)##                 $  3,820   $    3,579,531

-----------------------------------------------------------------------------
  Norway
    Union Bank Norway, 7.35s, 2049
      (Banks and Credit Cos.)##                     $  2,273   $    2,234,041

-----------------------------------------------------------------------------
  United Kingdom - 0.1%
    TXU Eastern Funding Co. (Utilities -
    Electric), 6.15s, 2002##                        $  6,287   $    6,215,643

-----------------------------------------------------------------------------
Total Foreign Bonds                                            $   17,907,439
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,525,439,233)                  $2,462,756,522
-----------------------------------------------------------------------------

Convertible Preferred Stocks - 2.7%
-----------------------------------------------------------------------------
                                                      SHARES
-----------------------------------------------------------------------------
  Business Services
    EVI, Inc., 5%##*                                  70,000   $    2,598,750

-----------------------------------------------------------------------------
  Consumer Goods and Services - 0.3%
    Newell Financial Trust I, 5.25%                  105,400   $    4,268,700
    Newell Financial Trust I, 5.25%##*               365,700       14,810,850
    Readers Digest, $1.9336                           90,000        2,542,500
                                                               --------------
                                                               $   21,622,050

-----------------------------------------------------------------------------
  Containers - 0.2%
    Owens Illinois, Inc., 4.75%                      316,960   $   10,380,440
    Sealed Air Corp., $2.00                           75,000        3,806,250
                                                               --------------
                                                               4   14,186,690

-----------------------------------------------------------------------------
  Entertainment - 0.3%
    MediaOne Group, Inc., 4.5%                        17,000   $    2,295,000
    MediaOne Group, Inc., 6.25%                      150,000       15,740,625
                                                               --------------
                                                               $   18,035,625

-----------------------------------------------------------------------------
  Financial Institutions - 0.2%
    Finova Finance Trust, 5.5%                        67,000   $    3,375,125
    Jefferson Pilot Corp., 7.25%                      21,000        1,921,500
    Merrill Lynch & Co., Inc., 5.75%*                301,000        3,574,375
    Merrill Lynch & Co., Inc., 6.25%                  70,000        1,220,625
    Morgan Stanley Group, Inc., 6%                   300,000        2,250,000
    Salomon, Inc., 6.25%                              51,000        3,468,000
                                                               --------------
                                                               $   15,809,625

-----------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    Ralston Purina Co., 7%                           100,000   $    4,700,000

-----------------------------------------------------------------------------
  Insurance - 0.3%
    Lincoln National Corp. 1.85%                     204,000   $    3,876,000
    Lincoln National Corp., 7.75%                    677,900       14,193,531
                                                               --------------
                                                               $   18,069,531

-----------------------------------------------------------------------------
  Oil Services - 0.1%
    Enron Corp., 7.00%*                              140,200   $    3,005,538

-----------------------------------------------------------------------------
  Oils - 0.1%
    Apache Corp., 6.5%                                80,000   $    3,200,000

-----------------------------------------------------------------------------
  Telecommunications - 0.3%
    Global Telesystems Group, Inc., 7.25%##*          37,750   $    1,476,969
    Intermedia Communications, Inc., 7.00%*           73,100        2,193,000
    Intermedia Communications, Inc., 7%##*            39,900        1,192,012
    PSINet, Inc., 6.75%                               90,000        3,622,500
    Qualcomm Financial Trust I, 5.75%                  9,800        2,655,800
    Qwest Trends Trust, 5.75%##*                      54,700        2,735,000
    UnitedGlobalCom, Inc., 7.00%##*                   70,000        3,622,500
    Winstar Communications, Inc. 7.25%##*                997          822,525
                                                               --------------
                                                               $   18,320,306

-----------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    CalEnergy Capital Trust III, 6.5%                 65,000   $    2,860,000
    CalEnergy Capital Trust III, 6.5%##*              20,000          880,000
    Devon Financing Trust, $3.25##*                   25,000        1,698,438
    Houston Industries, Inc., 7.00%                  108,000       11,016,000
    Texas Utilities Co., 3.315%                       69,200        3,036,150
    Texas Utilities Co., 9.25%                       285,000       14,054,062
                                                               --------------
                                                               $   33,544,650

-----------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    El Paso Energy Capital Trust I, 4.75%            384,700   $   20,148,662

-----------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $172,079,877)                              $  173,241,427

-----------------------------------------------------------------------------
Preferred Stocks - 1.2%

-----------------------------------------------------------------------------
U.S. Stocks - 1.2%
  Automotive - 0.1%
    Federal Mogul Financing Trust, 7.00%              70,000   $    2,791,250
    Tower Automotive Capital Trust, 6.75%             55,000        2,371,875
    Tower Automotive Capital Trust, 6.75%##*          39,800        1,691,500
                                                               --------------
                                                               $    6,854,625

-----------------------------------------------------------------------------
  Banks and Credit Companies - 0.1%
    NB Capital Corp., 8.35%                          268,000   $    6,247,750

-----------------------------------------------------------------------------
  Consumer Goods and Services
    Newfield Finance Trust I, 6.5%*                   14,940   $      828,236

-----------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    Suiza Capital Trust II, 6%*                      130,000   $    4,582,500

-----------------------------------------------------------------------------
  Medical and Health Products - 0.1%
    Alkermes, Inc., 6.5%                              90,000   $    5,040,000

-----------------------------------------------------------------------------
  Oils - 0.1%
    Coastal Corp., 5.58%*                            107,550   $    2,427,404
    Coastal Corp., 6.625%*                           159,650        4,160,878
                                                               --------------
                                                               $    6,588,282

-----------------------------------------------------------------------------
  Pharmaceuticals
    Caremark Rx, Inc., 7.00%##*                       19,930   $      916,780

-----------------------------------------------------------------------------
  Railroads
    Union Pacific Capital Trust, 6.25%                56,000   $    2,548,000

-----------------------------------------------------------------------------
  Telecommunications - 0.3%
    Cox Communications, Inc., 0.25%*                 284,500   $   14,469,670
    McLeodUSA, Inc., 6.75%*                            4,700        1,856,500
    WinStar Communications, Inc., 7.00%*              55,000        2,598,750
                                                               --------------
                                                               $   18,924,920

-----------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    CMS Energy Corp., 8.75%                          227,600   $    8,321,625
    NiSource, Inc., 7.75%                            322,500       13,827,187
                                                               --------------
                                                               $   22,148,812

-----------------------------------------------------------------------------
  Utilities - Gas
    El Paso Tennessee Pipeline Co., 8.25%             50,000   $    2,650,000

-----------------------------------------------------------------------------
Total U.S. Stocks                                              $   77,329,905
-----------------------------------------------------------------------------
Foreign Stocks
  Canada
    Canadian National Railway Co., 5.25%
      (Railroads)                                     45,000   $    2,325,938

-----------------------------------------------------------------------------
Total Preferred Stocks
   (Identified Cost, $82,868,226)                              $   79,655,843

-----------------------------------------------------------------------------
Convertible Bonds - 2.5%
----------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
----------------------------------------------------------------------------
U.S. Bonds - 2.3%
  Business Machines - 0.3%
    Xerox Corp., 0s, 2018##                         $ 29,980   $   17,136,650

-----------------------------------------------------------------------------
  Business Services
    Interim Services, Inc., 4.5s, 2005              $  3,200   $    2,492,000

-----------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    Affiliated Computer Services, Inc., 4s, 2005##  $  2,995   $    3,386,156
    Safeguard Scientifics, Inc., 5s, 2006##              995        1,084,550
    Sportsline USA, Inc., 5s, 2006##                   3,500        2,646,875
                                                               --------------
                                                               $    7,117,581

-----------------------------------------------------------------------------
  Computer Software - Systems - 0.2%
    EMC Corp., 3.25s, 2002                          $    850   $    5,276,375
    Ingram Micro, Inc., 0s, 2018                       7,000        2,248,750
    Networks Assocs, Inc., 0s, 2018                       10            3,413
    VERITAS Software Corp., 1.856s, 2006               2,490        2,617,612
                                                               --------------
                                                               $   10,146,150

-----------------------------------------------------------------------------
  Conglomerates - 0.2%
    Loews Corp., 3.125s, 2007                       $ 13,800   $   11,661,000

-----------------------------------------------------------------------------
  Consumer Goods and Services
    At Home Corp., 0s, 2018##                       $  4,150   $    2,671,563

-----------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    American Tower Corp., 6.25s, 2009##             $  1,000   $    1,007,500
    LSI Logic Corp., 4.25s, 2004##                     2,000        3,547,500
                                                               --------------
                                                               $    4,555,000

-----------------------------------------------------------------------------
  Electronics - 0.1%
    Atmel Corp., 0s, 2018##                         $  8,100   $    4,293,000
    Solectron Corp., 0s, 2019##                        6,978        4,265,302
                                                               --------------
                                                               $    8,558,302

-----------------------------------------------------------------------------
  Financial Institutions - 0.2%
    ADT Operations, Inc., 0s, 2010                  $  1,990   $    5,591,900
    Merrill Lynch & Co., Inc., 0s, 2006                1,495        1,379,137
    Merrill Lynch & Co., Inc., 1s, 2006                2,993        2,405,624
                                                               --------------
                                                               $    9,376,661

-----------------------------------------------------------------------------
  Financial Services - 0.7%
    Bell Atlantic Financial Services, Inc., 4.25s,
      2005##                                        $ 40,530   $   42,201,862
    Elan Finance Corporation Ltd., 0s, 2018##          8,000        4,480,000
                                                               --------------
                                                               $   46,681,862

-----------------------------------------------------------------------------
  Insurance
    Mutual Risk Management Ltd., 0s, 2015           $  2,600   $    1,072,500

-----------------------------------------------------------------------------
  Internet - 0.1%
    America Online, Inc., 4s, 2002                  $    300   $    2,446,500
    VerticalNet, Inc., 5.25s, 2004##                     996          976,080
                                                               --------------
                                                               $    3,422,580

-----------------------------------------------------------------------------
  Medical and Health Products - 0.1%
    Alpharma, Inc., 3s, 2006##                      $  2,800   $    3,374,000
    Sepracor, Inc., 6.25s, 2005                        1,100        1,794,375
                                                               --------------
                                                               $    5,168,375

-----------------------------------------------------------------------------
  Medical and Health Technology and Services
    Total Renal Care Holdings, Inc., 7s, 2009##     $  1,500   $      982,500

-----------------------------------------------------------------------------
  Oil Services
    Diamond Offshore Drilling, Inc., 3.75s, 2007    $  2,490   $    2,651,850

-----------------------------------------------------------------------------
  Restaurants and Lodging
    Four Seasons Hotels, Inc., 0s, 2029             $  4,982   $    1,214,612

-----------------------------------------------------------------------------
  Retail
    Office Depot, Inc., 0s, 2007                    $  2,600   $    1,709,500

-----------------------------------------------------------------------------
  Stores - 0.1%
    Home Depot, Inc., 3.25s, 2001                   $  1,700   $    5,038,375
    Office Depot, Inc., 0s, 2008                       1,750        1,146,250
    Rite Aid Corp., 5.25s, 2002                        1,500        1,203,750
                                                               --------------
                                                               $    7,388,375

-----------------------------------------------------------------------------
  Telecommunications - 0.1%
    Global Telesystems Group, Inc., 5.75s, 2010     $  1,600   $    1,464,000
    Jacor Communications, Inc., 0s, 2011               3,500        4,318,125
                                                               --------------
                                                               $    5,782,125

-----------------------------------------------------------------------------
Total U.S. Bonds                                               $  149,789,186
-----------------------------------------------------------------------------
Foreign Bonds - 0.2%
  Japan - 0.1%
    Orix Corp., 0s, 2005 (Financial Services)       $454,000   $    4,606,990
-----------------------------------------------------------------------------
  Netherlands
    STMicroelectronics Co., 0s, 2009 (Electronics)  $    996   $      796,800
-----------------------------------------------------------------------------
  Switzerland - 0.1%
    Swiss Life Finance Ltd., 1.5s, 2003 (Finance)#  $  4,711   $    7,090,055
-----------------------------------------------------------------------------
Total Foreign Bonds                                            $   12,493,845
-----------------------------------------------------------------------------
Total Convertible Bonds
  (Identified Cost, $151,028,413)                              $  162,283,031
-----------------------------------------------------------------------------
Rights - 0.2%
-----------------------------------------------------------------------------
                                                      SHARES
-----------------------------------------------------------------------------
    CVS Corp.* (Identified Cost, $9,019,422)         126,100   $    9,544,194
-----------------------------------------------------------------------------

Short-Term Obligations - 6.4%
-----------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
-----------------------------------------------------------------------------
    Associates Corp. of North America,
      due 10/01/99                                  $100,000   $  100,000,000
    Federal Home Loan Bank, due 10/20/99
      - 10/22/99                                     107,500      107,193,492
    Federal Home Loan Mortgage Corp.,
      due 10/01/99 - 10/21/99                         86,895       86,701,723
    Federal National Mortgage Assn., due 10/04/99
      - 10/14/99                                     105,520      105,392,916
    Student Loan Marketing Assn., due 10/01/99        16,000       16,000,000
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                $  415,288,131
-----------------------------------------------------------------------------
Total Investments (Identified Cost,
   $6,545,132,625)                                             $6,657,723,172
Other Assets, Less Liabilities - (2.9)%                          (185,299,633)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                            $6,472,423,539
-----------------------------------------------------------------------------
  *Non-income producing security.
 ##SEC Rule 144A restriction.
  +Restricted security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
------------------------------------------------------------------------------
SEPTEMBER 30, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $6,545,132,625)   $6,657,723,172
  Cash                                                             118,121
  Foreign currency, at value (identified cost, $54)                     53
  Receivable for Fund shares sold                                6,687,733
  Receivable for investments sold                              207,610,647
  Interest and dividends receivable                             41,056,922
  Other assets                                                      93,651
                                                            --------------
      Total assets                                          $6,913,290,299
                                                            --------------
Liabilities:
  Distributions payable                                     $    1,895,997
  Net payable for forward foreign currency exchange
contracts to purchase                                            2,283,460
  Payable for Fund shares reacquired                            46,435,340
  Payable for investments purchased                            389,181,369
  Payable to affiliates -
    Management fee                                                  63,738
    Shareholder servicing agent fee                                 17,732
    Distribution and service fee                                   109,777
    Administrative fee                                               1,027
  Accrued expenses and other liabilities                           878,320
                                                            --------------
      Total liabilities                                     $  440,866,760
                                                            --------------
Net assets                                                  $6,472,423,539
                                                            ==============

Net assets consist of:
  Paid-in capital                                           $5,974,435,907
  Unrealized appreciation on investments and translation
    of assets
    and liabilities in foreign currencies                      110,348,059
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                      393,033,256
  Accumulated distributions in excess of net investment
    income                                                      (5,393,683)
                                                            --------------
      Total                                                 $6,472,423,539
                                                            ==============
Shares of beneficial interest outstanding                    444,074,886
                                                             ===========

Class A shares:
  Net asset value per share
    (net assets of $3,699,382,290 / 253,842,933 shares of
     beneficial interest outstanding)                          $14.57
                                                               ======
  Offering price per share (100 / 95.25 of net asset
     value per share)                                          $15.30
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,217,042,401 / 152,175,734 shares of
     beneficial interest outstanding)                          $14.57
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $507,977,656 / 34,761,005 shares of
     beneficial interest outstanding)                          $14.61
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $48,021,192 / 3,295,214 shares of
     beneficial interest outstanding)                          $14.57
                                                               ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 1999
------------------------------------------------------------------------------
Net investment loss:

  Income -
    Interest                                                    $ 193,993,646
    Dividends                                                      88,663,330
    Foreign taxes withheld                                           (838,689)
                                                                -------------
      Total investment income                                   $ 281,818,287
                                                                -------------
  Expenses -
    Management fee                                              $  22,547,369
    Trustees' compensation                                            160,881
    Shareholder servicing agent fee                                 6,907,464
    Distribution and service fee (Class A)                         13,466,187
    Distribution and service fee (Class B)                         21,953,236
    Distribution and service fee (Class C)                          4,478,752
    Administrative fee                                                313,503
    Custodian fee                                                   1,328,178
    Printing                                                          240,936
    Postage                                                           662,440
    Auditing fees                                                      43,526
    Legal fees                                                         27,606
    Miscellaneous                                                   3,005,419
                                                                -------------
      Total expenses                                            $  75,135,497
    Fees paid indirectly                                           (1,084,935)
                                                                -------------
      Net expenses                                              $  74,050,562
                                                                -------------
        Net investment income                                   $ 207,767,725
                                                                -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $ 406,490,204
    Foreign currency transactions                                  (4,993,215)
                                                                -------------
      Net realized gain on investments and foreign
        currency transactions                                   $ 401,496,989
                                                                -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $(203,262,663)
    Translation of assets and liabilities in foreign
       currencies                                                  (2,213,200)
                                                                -------------
      Net unrealized loss on investments and foreign
        currency translation                                    $(205,475,863)
                                                                -------------
        Net realized and unrealized gain on investments
          and foreign currency                                  $ 196,021,126
                                                                -------------
          Increase in net assets from operations                $ 403,788,851
                                                                =============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                               1999                         1998
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $  207,767,725               $  178,804,575
  Net realized gain on investments and foreign currency
    transactions                                                401,496,989                  796,253,668
  Net unrealized loss on investments and foreign
    currency translation                                       (205,475,863)                (634,130,999)
                                                             --------------               --------------
    Increase in net assets from operations                   $  403,788,851               $  340,927,244
                                                             --------------               --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $ (129,580,179)              $ (121,499,301)
  From net investment income (Class B)                          (59,446,051)                 (54,239,945)
  From net investment income (Class C)                          (11,895,158)                  (7,497,888)
  From net investment income (Class I)                             (975,400)                    (682,347)
  From net realized gain on investments and foreign
    currency transactions (Class A)                            (456,637,307)                (261,131,649)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (261,186,854)                (141,020,364)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (46,940,472)                 (16,513,122)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (2,276,517)                  (1,386,719)
  In excess of net investment income (Class A)                   --

                                                                                              (2,862,953)
  In excess of net investment income (Class B)                   --

                                                                                              (1,278,085)
  In excess of net investment income (Class C)                   --

                                                                                                (176,677)
  In excess of net investment income (Class I)                   --

                                                                                                 (16,078)
                                                             --------------               --------------
    Total distributions declared to shareholders             $ (968,937,938)              $ (608,305,128)
                                                             --------------               --------------
Net increase in net assets from Fund share transactions      $1,198,132,902               $  994,203,939
                                                             --------------               --------------
      Total increase in net assets                           $  632,983,815               $  726,826,055
Net assets:
    At beginning of period                                    5,839,439,724                5,112,613,669
                                                             --------------               --------------

    At end of period (including accumulated distributions
      in excess of net investment income of $5,393,683 and
      $5,960,193, respectively)                              $6,472,423,539               $5,839,439,724
                                                             ==============               ==============

See notes to financial statements.

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                    1999          1998          1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $   16.06     $   16.92     $   15.03     $   14.46     $   12.80
                                                       ---------     ---------     ---------     ---------     ---------

Income from investment operations# -
  Net investment income(S)                             $    0.53     $    0.57     $    0.60     $    0.64     $    0.64
  Net realized and unrealized gain on investments
    and foreign currency                                    0.56          0.53          2.94          1.21          1.64
                                                       ---------     ---------     ---------     ---------     ---------
      Total from investment operations                 $    1.09     $    1.10     $    3.54     $    1.85     $    2.28
                                                       ---------     ---------     ---------     ---------     ---------

Less distributions declared to shareholders -
  From net investment income                           $   (0.51)    $   (0.58)    $   (0.59)    $   (0.62)    $   (0.61)
  From net realized gain on investments and foreign
    currency transactions                                  (2.07)        (1.37)        (1.06)        (0.66)        (0.01)
  In excess of net realized gain on investments and
    foreign currency transactions                           --           (0.01)         --            --            --
                                                       ---------     ---------     ---------     ---------     ---------
      Total distributions declared to shareholders     $   (2.58)    $   (1.96)    $   (1.65)    $   (1.28)    $   (0.62)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value - end of period                        $   14.57     $   16.06     $   16.92     $   15.03     $   14.46
                                                       =========     =========     =========     =========     =========
Total return(+)                                             7.06%         6.98%        25.27%        13.50%        18.36%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                0.89%         0.90%         0.93%         0.91%         0.87%
  Net investment income                                     3.45%         3.44%         3.84%         4.35%         4.82%
Portfolio turnover                                           151%          126%          143%          140%          102%
Net assets at end of period (000,000 omitted)          $   3,699     $   3,503     $   3,199     $   2,568     $   2,242

(S) The distributor voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
        Net investment income                               --            --            --            --       $    0.63
        Ratios (to average net assets):
          Expenses##                                        --            --            --            --            0.97%
          Net investment income                             --            --            --            --            4.72%
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                    1999          1998          1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $   16.05     $   16.92     $   15.02     $   14.46     $   12.80
                                                       ---------     ---------     ---------     ---------     ---------

Income from investment operations# -
  Net investment income                                $    0.43     $    0.46     $    0.50     $    0.52     $    0.53
  Net realized and unrealized gain on investments
    and foreign currency                                    0.58          0.53          2.95          1.21          1.64
                                                       ---------     ---------     ---------     ---------     ---------
      Total from investment operations                 $    1.01     $    0.99     $    3.45     $    1.73     $    2.17
                                                       ---------     ---------     ---------     ---------     ---------

Less distributions declared to shareholders -
  From net investment income                           $   (0.42)    $   (0.48)    $   (0.49)    $   (0.51)    $   (0.50)
  From net realized gain on investments and foreign
    currency transactions                                  (2.07)        (1.37)        (1.06)        (0.66)         --
  In excess of net investment income                        --           (0.01)         --            --           (0.01)
                                                       ---------     ---------     ---------     ---------     ---------
      Total distributions declared to shareholders     $   (2.49)    $   (1.86)    $   (1.55)    $   (1.17)    $   (0.51)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value - end of period                        $   14.57     $   16.05     $   16.92     $   15.02     $   14.46
                                                       =========     =========     =========     =========     =========
Total return                                                6.43%         6.22%        24.51%        12.49%        17.46%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.54%         1.55%         1.60%         1.67%         1.71%
  Net investment income                                     2.80%         2.80%         3.17%         3.56%         3.97%
Portfolio turnover                                           151%          126%          143%          140%          102%
Net assets at end of period (000,000 omitted)          $   2,217     $   1,984     $   1,707     $   1,284     $   1,005

 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                    1999          1998          1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $   16.10     $   16.96     $   15.06     $   14.49     $   12.80
                                                       ---------     ---------     ---------     ---------     ---------

Income from investment operations# -
  Net investment income                                $    0.43     $    0.46     $    0.50     $    0.53     $    0.54
  Net realized and unrealized gain on investments
    and foreign currency                                    0.57          0.53          2.95          1.22          1.66
                                                       ---------     ---------     ---------     ---------     ---------
      Total from investment operations                 $    1.00     $    0.99     $    3.45     $    1.75     $    2.20
                                                       ---------     ---------     ---------     ---------     ---------

Less distributions declared to shareholders -
  From net investment income                           $   (0.42)    $   (0.47)    $   (0.49)    $   (0.52)    $   (0.50)
  From net realized gain on investments and foreign
    currency transactions                                  (2.07)        (1.37)        (1.06)        (0.66)        (0.01)
  In excess of net investment income                        --           (0.01)         --            --            --
                                                       ---------     ---------     ---------     ---------     ---------
      Total distributions declared to shareholders     $   (2.49)    $   (1.85)    $   (1.55)    $   (1.18)    $   (0.51)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value - end of period                        $   14.61     $   16.10     $   16.96     $   15.06     $   14.49
                                                       =========     =========     =========     =========     =========
Total return                                                6.41%         6.27%        24.39%        12.67%        17.66%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.54%         1.55%         1.60%         1.63%         1.67%
  Net investment income                                     2.80%         2.80%         3.16%         3.67%         4.14%
Portfolio turnover                                           151%          126%          143%          140%          102%
Net assets at end of period (000,000 omitted)          $     508     $     336     $     190     $      83     $      23

 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,            PERIOD ENDED
                                                                     ----------------------------           SEPTEMBER 30,
                                                                     1999                    1998                   1997*
-------------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 16.06                 $ 16.92                 $ 14.70
                                                                   -------                 -------                 -------

Income from investment operations# -
  Net investment income                                            $  0.58                 $  0.63                 $  0.48
  Net realized and unrealized gain on investments and foreign
    currency                                                          0.57                    0.53                    2.23
                                                                   -------                 -------                 -------
      Total from investment operations                             $  1.15                 $  1.16                 $  2.71
                                                                   -------                 -------                 -------

Less distributions declared to shareholders -
  From net investment income                                       $ (0.57)                $ (0.64)                $ (0.49)
  From net realized gain on investments and foreign currency
    transactions                                                     (2.07)                  (1.37)                   --
  In excess of net investment income                                  --                     (0.01)                   --
                                                                   -------                 -------                 -------
      Total distributions declared to shareholders                 $ (2.64)                $ (2.02)                $ (0.49)
                                                                   -------                 -------                 -------
Net asset value - end of period                                    $ 14.57                 $ 16.06                 $ 16.92
                                                                   =======                 =======                 =======
Total return                                                          7.43%                   7.35%                  18.69%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          0.54%                   0.55%                   0.60%+
  Net investment income                                               3.84%                   3.79%                   4.16%+
Portfolio turnover                                                     151%                    126%                    143%
Net assets at end of period (000,000 omitted)                      $    48                 $    17                 $    16

 * For the period from the inception of Class I, January 2, 1997, through September 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Notes to Financial Statements

(1) Business and Organization
MFS Total Return Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default.

At September 30, 1999, the value of securities loaned was $46,589,130. These loans were collateralized by U.S. Treasury securities of $49,071,340. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. During the period, the Fund's custodian fees were reduced by $1,084,935 under this arrangement.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended September 30, 1999, $5,119,165 and $185,262 were reclassified to accumulated undistributed net realized gain on investments and foreign currency transactions and paid-in capital, respectively, from accumulated distributions in excess of net investment income due to differences between book and tax accounting for currency transactions and mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS           BASED ON GROSS INCOME
------------------------------------  ----------------------------------
First $200 million            0.250%  First $14 million            3.57%
In excess of $200 million     0.212%  In excess of $14 million     3.04%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $56,051, for the year ended September 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,495,210, for the year ended September 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (0.15% per annum on assets attributable to Class A shares sold prior to October 1, 1989) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $774,152, for the year ended September 30, 1999. Fees incurred under the distribution plan during the year ended September 30, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $96,537, and $8,867, for Class B and Class C shares, respectively, for the year ended September 30, 1999. Fees incurred under the distribution plan during the year ended September 30, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 1999, were $46,452, $3,273,481, and $169,201, for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES           SALES
-------------------------------------------------------------------------------
U.S. government securities                      $3,857,978,415   $9,042,162,507
                                                --------------   --------------
Investments (non-U.S. government securities)    $6,218,779,223   $  192,274,440
                                                --------------   --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $6,565,808,346
                                                                 --------------
Gross unrealized appreciation                                   $  379,464,876
Gross unrealized depreciation                                     (287,550,050)
                                                                 --------------
    Net unrealized appreciation                                 $   91,914,826
                                                                ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                        YEAR ENDED SEPTEMBER 30, 1999         YEAR ENDED SEPTEMBER 30, 1998
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                            110,586,325    $ 1,674,314,695         55,504,066    $   912,117,694
Shares issued to shareholders in
  reinvestment of distributions         34,947,572        517,032,870         21,559,401        342,963,749
Shares reacquired                     (109,828,347)    (1,664,143,600)       (47,976,585)      (789,009,468)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                        35,705,550    $   527,203,965         29,086,882    $   466,071,975
                                   ===============    ===============    ===============    ===============

Class B Shares
                                        YEAR ENDED SEPTEMBER 30, 1999         YEAR ENDED SEPTEMBER 30, 1998
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             38,673,047    $   586,933,287         30,797,677    $   506,466,396
Shares issued to shareholders in
  reinvestment of distributions         19,921,555        294,415,702         11,311,499        179,658,588
Shares reacquired                      (29,991,200)      (454,715,848)       (19,450,599)      (317,610,824)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                        28,603,402    $   426,633,141         22,658,577    $   368,514,160
                                   ===============    ===============    ===============    ===============

Class C Shares
                                        YEAR ENDED SEPTEMBER 30, 1999         YEAR ENDED SEPTEMBER 30, 1998
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             17,496,762    $   266,491,500         10,590,618    $   174,414,769
Shares issued to shareholders in
  reinvestment of distributions          3,561,406         52,786,839          1,346,898         21,473,802
Shares reacquired                       (7,147,794)      (108,828,036)        (2,309,571)       (38,044,926)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                        13,910,374    $   210,450,303          9,627,945    $   157,843,645
                                   ===============    ===============    ===============    ===============

Class I Shares
                                        YEAR ENDED SEPTEMBER 30, 1999         YEAR ENDED SEPTEMBER 30, 1998
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              2,364,510    $    35,910,941            158,035    $     2,631,813
Shares issued to shareholders in
  reinvestment of distributions            220,172          3,263,023            130,950          2,085,279
Shares reacquired                         (367,947)        (5,328,471)          (177,735)        (2,942,933)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                         2,216,735    $    33,845,493            111,250    $     1,774,159
                                   ===============    ===============    ===============    ===============

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1999, was $48,353.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                               NET
                   SETTLEMENT             CONTRACTS TO         IN EXCHANGE           CONTRACTS          UNREALIZED
                         DATE          DELIVER/RECEIVE                 FOR            AT VALUE        DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
Sales                12/01/99        JPY 4,974,653,965          46,164,198         $47,009,167         $  (844,970)
Purchases            12/01/99        JPY 4,974,653,965          48,447,658         $47,009,167         $(1,438,490)
                                                                                   -----------         -----------
                                                                                   $         0         $(2,283,460)
                                                                                   ===========         ===========

At September 30, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 1999, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.06% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                                DATE OF      PRINCIPAL AMOUNT
DESCRIPTION                                                 ACQUISITION         (000 OMITTED)             COST            VALUE
-------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., 8.43s, 2022           June 1994                $4,000       $2,772,500       $3,735,000

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust V and Shareholders of MFS Total Return
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the series constituting MFS Series Trust V) as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended September 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Fund at September 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 4, 1999

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

In January 2000, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 1999.

The Fund has designated $696,441,820 as a capital gain dividend.

For the year ended September 30, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations came to 27.80%.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) TOTAL RETURN FUND

TRUSTEES                                   SECRETARY
Richard B. Bailey* - Private               Stephen E. Cavan*
Investor; Former Chairman and
Director (until 1991), MFS                 ASSISTANT SECRETARY
Investment Management                      James R. Bordewick, Jr.*

J. Atwood Ives - Chairman and Chief        CUSTODIAN
Executive Officer, Eastern                 State Street Bank and Trust Company
Enterprises (diversified services
company)                                   AUDITORS
                                           Deloitte & Touche LLP
Lawrence T. Perera - Partner,
Hemenway & Barnes (attorneys)              INVESTOR INFORMATION
                                           For MFS stock and bond market
William J. Poorvu - Adjunct                outlooks, call toll free:
Professor, Harvard University              1-800-637-4458 anytime from a
Graduate School of Business                touch-tone telephone.
Administration
                                           For information on MFS mutual funds,
Charles W. Schmidt - Private               call your financial consultant or,
Investor                                   for an informa- tion kit, call toll
                                           free: 1-800-637-2929 any business
Arnold D. Scott* - Senior Executive        day from 9 a.m. to 5 p.m. Eastern
Vice President, Director, and              time (or leave a message anytime).
Secretary, MFS Investment Management
                                           INVESTOR SERVICE
Jeffrey L. Shames* - Chairman, Chief       MFS Service Center, Inc.
Executive Officer, and Director, MFS       P.O. Box 2281
Investment Management                      Boston, MA 02107-9906

Elaine R. Smith - Independent              For general information, call toll
Consultant                                 free: 1-800-225-2606 any business
                                           day from 8 a.m. to 8 p.m. Eastern
David B. Stone - Chairman and              time.
Director, North American Management
Corp. (investment advisers)                For service to speech- or
                                           hearing-impaired, call toll free:
INVESTMENT ADVISER                         1-800-637-6576 any business day from
Massachusetts Financial Services Company   9 a.m. to 5 p.m. Eastern time. (To
500 Boylston Street                        use this service, your phone must be
Boston, MA 02116-3741                      equipped with a Telecommunications
                                           Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                For share prices, account balances,
500 Boylston Street                        and exchanges, call toll free:
Boston, MA 02116-3741                      1-800-MFS-TALK (1-800-637-8255)
                                           anytime from a touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                         WORLD WIDE WEB
                                           www.mfs.com
LEAD PORTFOLIO MANAGER
David M. Calabro*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) TOTAL RETURN FUND                                            ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                 MTR-2 11/99 385M 15/215/315/815